As filed with the Securities and Exchange Commission on March 20, 1997.
                                                    Registration No. 333-2699

                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                        POST-EFFECTIVE AMENDMENT NO. 1
                                     TO
                                  FORM S-3
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                      Freeport-McMoRan Copper & Gold Inc.
                           FCX Finance Company B.V.
          (Exact name of each registrant as specified in its charter)


      Delaware               1615 Poydras Street              74-2480931
  The Netherlands       New Orleans, Louisiana  70112       Not Applicable
  (State or other              (504) 582-4000              (I.R.S. Employer
  jurisdiction of    (Address, including zip code, and   Identification Nos.)
  incorporation or  telephone number, including area code,
  organization)         of the Registrants' principal
                              executive offices)


                            Henry A. Miller, Esq.
                     Freeport-McMoRan Copper & Gold Inc.
                      Vice President and General Counsel
                             1615 Poydras Street
                        New Orleans, Louisiana  70112
                                (504) 582-4000
          (Name, address, including zip code, and telephone number,
        including area code, of agent for service of each Registrant)


                                  Copies to:

                           William B. Masters, Esq.
                     Jones, Walker, Waechter, Poitevent,
                          Carrere & Denegre, L.L.P.
                            201 St. Charles Avenue
                        New Orleans, Louisiana  70170


       Approximate date of commencement of proposed sale to the public:
    From time to time after this Registration Statement becomes effective.


           If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box. [ ]

           If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

           If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

           If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

           If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [X]



       This Post-Effective Amendment shall become effective in accordance with Section 8(c) of the Securities Act of 1933, on such date as the Commission, acting pursuant to Section 8(c) may determine. Pursuant to Rule 429 under the Securities Act of 1933, the Prospectus included in this Registration Statement may also be used in connection with the issuance of securities registered pursuant to Registration Statement Nos. 33-63376 and 33-52503 previously filed by Freeport-McMoRan Copper & Gold Inc. on Form S-3.


                                Deregistration

      In accordance with the undertakings contained in Part II of this Registration Statement and Item 512 of Regulation S-K, Freeport McMoRan
Copper & Gold Inc. ("FCX") and FCX Finance Company B.V. ("FCX Finance") have filed this Post-Effective Amendment No. 1 to remove from registration the securities registered under this Registration Statement which remain unsold at the termination of the offering of those securities.

      FCX and FCX Finance hereby remove from registration all Debt Securities registered by FCX Finance and all Guarantees registered by FCX.



                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or Amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in New Orleans, Louisiana, on the 20th day of March, 1997.


                                         Freeport-McMoRan Copper & Gold Inc.
                                         (Registrant)


                                         By:   /s/ James R. Moffett
                                            ---------------------------------
                                                    James R. Moffett,
                                                  Chairman of the Board
                                               and Chief Executive Officer


       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment thereto has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on March 20, 1997.

Signature                           Title
---------                           -----

    /s/ James R. Moffett            Chairman of the Board, Chief
-----------------------------       Executive Officer and Director
       James R. Moffett             (Principal Executive Officer)


              *                     Executive Vice President and Chief
-----------------------------       Financial Officer (Principal
    Richard C. Adkerson             Financial Officer)

              *                     Controller - Financial Reporting
-----------------------------       (Principal Accounting Officer)
     Michael A. Weaver

              *                     Director
-----------------------------
     Robert W. Bruce III

              *                     Director
-----------------------------
      R. Leigh Clifford


-----------------------------       Director
        Leon A. Davis

              *
-----------------------------       Director
        Robert A. Day

              *
-----------------------------       Director
   William B. Harrison, Jr.


-----------------------------       Director
     J. Bennett Johnston

              *
-----------------------------       Director
      Henry A. Kissinger

              *
-----------------------------       Director
       Bobby Lee Lackey

              *
-----------------------------       Director
      Rene L. Latiolais

              *
-----------------------------       Director
   Gabrielle K. McDonald

              *
-----------------------------       Director
      George A. Mealey

              *
-----------------------------       Director
        George Putnam

              *
-----------------------------       Director
       B.M. Rankin, Jr.

              *
-----------------------------       Director
      Wolfgang F. Siegel

              *
-----------------------------       Director
      J. Taylor Wharton

              *
-----------------------------       Director
      Ward W. Woods, Jr.


*By:  /s/ James R. Moffett
    -------------------------
        James R. Moffett
        Attorney-in-Fact


                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or Amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in New Orleans, Louisiana, on the 20th day of March, 1997.


                                             FCX Finance Company B.V.
                                             (Registrant)


                                             By:  /s/ Richard C. Adkerson
                                                -----------------------------
                                                      Richard C. Adkerson
                                                       Managing Director


       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment thereto has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on March 20, 1997.

Signature                           Title
---------                           -----

   /s/ Richard C. Adkerson          Managing Director (Principal Executive,
-----------------------------       Financial and Accounting Officer and
   Richard C. Adkerson              Authorized Representative in the
                                    United States)

   /s/ Henry A. Miller              Managing Director
-----------------------------
       Henry A. Miller


   /s/ R. Foster Duncan             Managing Director
-----------------------------
       R. Foster Duncan


   /s/ John L. Koch, III            Managing Director
-----------------------------
      John L. Koch, III